UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 7, 2026

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1601 Utica Avenue South, Suite 900 St. Louis Park, MN	55416
(Address of Principal Executive Offices)	(Zip Code)

(612) 453-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
9.375% Senior Notes Due 2030	TWOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2026, Two Harbors Investment Corp. (“Two Harbors”) entered into a Second Amendment to the Agreement and Plan of Merger (the “Second Amendment”), by and among Two Harbors, CrossCountry Intermediate Holdco, LLC (“CCM”) and CrossCountry Merger Corp., a wholly owned subsidiary of CCM (“Merger Sub”), to amend the terms of the previously disclosed Agreement and Plan of Merger, dated March 27, 2026 (the “Original CCM Merger Agreement”), as amended by the First Amendment to the Agreement and Plan of Merger, dated April 28, 2026 (the “First Amendment”), by and among Two Harbors, CCM and Merger Sub (the Original CCM Merger Agreement, as amended by the First Amendment and the Second Amendment, the “Amended CCM Merger Agreement”).

The Second Amendment, among other things, provides that, at the effective time of the merger, each outstanding share of Two Harbors common stock, par value $0.01 per share (“TWO Common Stock”), will be converted into the right to receive an amount in cash equal to $12.00 per share, an increase from the $11.30 per share consideration under the First Amendment.

The Second Amendment also provides that the termination fee payable under certain circumstances by Two Harbors to CCM is increased from $50.0 million to $51.0 million.

Additionally, the Second Amendment updates certain financing provisions in the Original CCM Merger Agreement to reference the $1.4 billion unsecured financing commitment that CCM recently obtained in connection with the transaction and adds customary financing cooperation covenants.

The Second Amendment has been unanimously approved by the Board of Directors of Two Harbors, which has reaffirmed its recommendation that Two Harbors common stockholders approve the merger and the other transactions contemplated by the Amended CCM Merger Agreement. Except as modified by the First Amendment and the Second Amendment, the Original CCM Merger Agreement remains in full force and effect.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein. The Second Amendment has been attached hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about CCM, Merger Sub or Two Harbors.

Item 8.01 Other Events.

On May 8, 2026, Two Harbors and CCM issued a joint press release relating to the merger. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Second Amendment to the Agreement and Plan of Merger, dated May 7, 2026, by and among CrossCountry Intermediate Holdco, LLC, CrossCountry Merger Corp. and Two Harbors Investment Corp.
99.1	Joint Press Release, dated May 8, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

FORWARD-LOOKING STATEMENTS

This report on Form 8-K may contain “forward-looking statements,” including certain plans, expectations, goals, projections and statements about the proposed CCM transaction, Two Harbors’ and CCM’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed CCM transaction, the ability of the parties to complete the proposed CCM transaction considering the various closing conditions; and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this report on Form 8-K that address activities, events or developments that Two Harbors or CCM expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “would,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Two Harbors’ ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although Two Harbors believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report on Form 8-K. These include, among other things: the expected timing and likelihood of completion of the proposed CCM transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed CCM transaction; the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed CCM transaction, including stockholder approval by Two Harbors’ stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed CCM transaction in a timely manner or at all; risks related to disruption of management’s attention from ongoing business operations due to the proposed CCM transaction; the risk that any announcements relating to the proposed CCM transaction could have adverse effects on the market price of TWO Common Stock; the risk that the proposed CCM transaction and its announcement could have an adverse effect on the ability of Two Harbors to retain and hire key personnel and the effect on Two Harbors’ operating results and business generally; the outcome of any legal proceedings relating to the proposed CCM transaction, including stockholder litigation in connection with the proposed CCM transaction; the risk that restrictions during the pendency of the proposed CCM transaction may impact Two Harbors’ ability to pursue certain business opportunities or strategic transactions; that Two Harbors may be adversely affected by other economic, business or competitive factors; changes in future loan production; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions and market conditions; conditions in the market for mortgage-related investments; and legislative and regulatory changes that could adversely affect Two Harbors’ business. All such factors are difficult to predict and are beyond the control of Two Harbors and CCM, including those detailed in Two Harbors’ annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on Two Harbors’ website at www.twoinv.com/investors and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each of the forward-looking statements of Two Harbors is based on assumptions that Two Harbors believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Two Harbors does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed CCM transaction, Two Harbors filed with the SEC a definitive proxy statement (the “Proxy Statement”) on April 20, 2026. The Proxy Statement was first mailed to Two Harbors stockholders on or about April 20, 2026, and was thereafter supplemented. The proposed CCM transaction will be submitted to the Two Harbors stockholders for their approval. Two Harbors may also file other documents with the SEC regarding the proposed transaction. The Proxy Statement contains important information about the proposed CCM transaction and related matters. This report on Form 8-K is not a substitute for the Proxy Statement or any other documents that Two Harbors may file with the SEC or send to its stockholders in connection with the proposed CCM transaction. INVESTORS AND SECURITYHOLDERS OF TWO HARBORS ARE ADVISED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED CCM TRANSACTION (INCLUDING ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CCM TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Proxy Statement and all other documents filed or that will be filed with the SEC by Two Harbors on the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Two Harbors will be made available free of charge on Two Harbors’ website at www.twoinv.com/investors or by directing a request to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, Attention: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Two Harbors and its directors, executive officers and certain other members of management and employees of Two Harbors may be deemed to be “participants” in the solicitation of proxies from the Two Harbors stockholders in connection with the proposed CCM transaction. Securityholders can find information about Two Harbors and its directors and executive officers and their ownership of TWO Common Stock in the Proxy Statement. Please also refer to the sections in Two Harbors’ Form 10-K/A filed with the SEC on April 27, 2026 captioned “Compensation Discussion and Analysis,” “Summary Compensation Table” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes in the holdings of Two Harbors’ securities by its directors or executive officers from the amounts described in the Form 10-K/A have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Form 10-K/A and are available on the SEC’s website at www.sec.gov. Additional information regarding the interests of such individuals in the proposed CCM transaction is included in the Proxy Statement relating to the proposed CCM transaction. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2026

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Chief Legal Officer and Secretary

4